UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2012

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 28, 2012, our subsidiaries Tower Automotive Holdings Asia B.V. and Tower Automotive International Holdings B.V. (together, “Sellers”), entered into a Stock Purchase Agreement (“Agreement”) with SJ Holdings, Inc., a subsidiary of SECO (“Buyer”) and consummated the divestiture of our Korean subsidiary Seojin Industrial Company Ltd. (“Seojin”). Pursuant to the Agreement, Buyer acquired all of the outstanding capital stock of Seojin for a purchase price of fifty billion Korean Won, or an estimated $47 million, 50% of which was paid on December 28, 2012, 40% (plus interest) will be paid on or before January 31, 2013 (the “Second Tranche Payment”), and 10% (plus interest) will be held in escrow and released to Sellers in December 2013 unless Sellers fail to satisfy indemnification obligations. Tower International, Inc. has guaranteed Sellers’ tax indemnification obligations under the Agreement. Payment of the Second Tranche is secured by a pledge of all of the purchased shares of capital stock of Seojin. For a period of up to one year, Sellers will continue to provide certain transition services to Seojin and will be reimbursed at cost. For a period of five years, Sellers are subject to certain restrictive covenants, including a non-competition covenant.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement which is included as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

For reporting purposes, the results of operations of the Company’s South Korean operations will be included as income from discontinued operations in the Company’s 2012 results.

Pro forma financial information with respect to this sale is provided in Item 9.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Information required by Article II of Regulation S-X is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits

2.1 Stock Purchase Agreement, dated December 28, 2012, between Tower Automotive Holdings Asia B.V. and Tower Automotive International Holdings B.V., and SJ Holdings, Inc.

99.1 Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name: Jeffrey Kersten Title: Senior Vice President and Corporate Controller

Dated: January 2, 2013

EXHIBIT INDEX

2.1 Stock Purchase Agreement, dated December 28, 2012, between Tower Automotive Holdings Asia B.V. and Tower Automotive International Holdings B.V., and SJ Holdings, Inc.

99.1 Unaudited Pro Forma Condensed Consolidated Financial Information

101.INS XBRL Instance Document *

101.SCH XBRL Taxonomy Extension Scheme Document *

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document *

101.LAB XBRL Taxonomy Extension Label Linkbase Document *

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document *

101.DEF XBRL Taxonomy Extension Definition Linkbase Document *

__________________________

*	Pursuant to Rule 406T of Regulation S-T, the interactive data files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Exchange Act and otherwise are not subject to liability under those sections.

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